UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

CSS Industries, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 569-9900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 4, 2008, CSS Industries, Inc. (“CSS”) issued a press release announcing that its Board of Directors approved a restructuring plan to close its Elysburg, PA production facility and its Troy, PA distribution center. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. This press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference into any filing made by CSS under the Exchange Act and/or the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release dated January 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

By: /s/ William G. Kiesling
William G. Kiesling
Vice President – Legal and Human
Resources and General Counsel

Date: January 4, 2008

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 4, 2008.

4